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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported):    January 15, 2001



                                VERITAS DGC INC.
               (Exact name of registrant as specified in charter)



          DELAWARE                         1-7427                             76-0343152
  (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)



                10300 TOWN PARK DRIVE
                   HOUSTON, TEXAS                                 77072
      (Address of Principal Executive Offices)                  (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (832) 351-8300


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ITEM 5.   OTHER EVENTS.

On January 15, 2001, Veritas DGC Inc., a Delaware corporation ("Veritas"), entered into an Agreement and Plan of Merger with Reservoir Characterization
Research and Consulting, Inc., a Colorado corporation ("RC(2)"). Under the terms of the agreement, Veritas will acquire RC(2) in exchange for approximately
1,137,500 shares of Veritas common stock. Closing, which is subject to certain conditions, is expected to occur in early February 2001. A copy of the press release announcing the agreement is filed as Exhibit 99 hereto, and is hereby incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits.

       99    -   Press release of Veritas dated January 16, 2001, announcing the
                 Agreement and Plan of Merger with RC(2).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               VERITAS DGC INC.



Dated: January 18, 2001                        /s/ Anthony Tripodo
                                                   --------------------------
                                                   Anthony Tripodo
                                                   Executive Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer


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                               INDEX TO EXHIBITS

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
  EXHIBIT
  NUMBER                             DESCRIPTION
  -------                            -----------
    99       Press release of the Company dated January 16, 2001, announcing the Agreement and Plan of Merger with RC(2).